                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                            Information

Name:                           ESL Partners, L.P.

Address:                        1170 Kane Concourse, Suite 200,
                                Bay Harbor Islands, FL 33154

Designated Filer:               Edward S. Lampert

Date of Event Requiring         July 20, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or       Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting       10% Owner
Person(s) to Issuer:

If Amendment, Date Original     Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group       Form filed by More than One Reporting Person
Filing:

Signature:                      By:    RBS Partners, L.P.
                                Its:   General Partner

                                By:    ESL Investments, Inc.
                                Its:   General Partner

                                By:    /s/ Edward S. Lampert
                                       -------------------------------------
                                Name:  Edward S. Lampert
                                Title: Chief Executive Officer
                                Date:  July 22, 2016

2.   SPE I PARTNERS, LP

Item                            Information

Name:                           SPE I Partners, LP

Address:                        1170 Kane Concourse, Suite 200,
                                Bay Harbor Islands, FL 33154

Designated Filer:               Edward S. Lampert

Date of Event Requiring         July 20, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or       Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting       10% Owner
Person(s) to Issuer:

If Amendment, Date Original     Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group       Form filed by More than One Reporting Person
Filing:

Signature:                      By:    RBS Partners, L.P.
                                Its:   General Partner

                                By:    ESL Investments, Inc.
                                Its:   General Partner

                                By:    /s/ Edward S. Lampert
                                       -------------------------------------
                                Name:  Edward S. Lampert
                                Title: Chief Executive Officer
                                Date:  July 22, 2016

3.   SPE MASTER I, LP

Item                            Information

Name:                           SPE Master I, LP

Address:                        1170 Kane Concourse, Suite 200,
                                Bay Harbor Islands, FL 33154

Designated Filer:               Edward S. Lampert

Date of Event Requiring         July 20, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or       Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting       10% Owner
Person(s) to Issuer:

If Amendment, Date Original     Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group       Form filed by More than One Reporting Person
Filing:

Signature:                      By:    RBS Partners, L.P.
                                Its:   General Partner

                                By:    ESL Investments, Inc.
                                Its:   General Partner

                                By:    /s/ Edward S. Lampert
                                       ------------------------------------
                                Name:  Edward S. Lampert
                                Title: Chief Executive Officer
                                Date:  July 22, 2016

4.   RBS PARTNERS, L.P.

Item                            Information

Name:                           RBS Partners, L.P.

Address:                        1170 Kane Concourse, Suite 200,
                                Bay Harbor Islands, FL 33154

Designated Filer:               Edward S. Lampert

Date of Event Requiring         July 20, 2016
Statement(Month/Day/Year):

Issuer Name and Ticker or       Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting       10% Owner
Person(s) to Issuer:

If Amendment, Date Original     Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group       Form filed by More than One Reporting Person
Filing:

Signature:                      By:    ESL Investments, Inc.
                                Its:   General Partner

                                By:    /s/ Edward S. Lampert
                                       -------------------------------------
                                Name:  Edward S. Lampert
                                Title: Chief Executive Officer
                                Date:  July 22, 2016

5.   ESL INVESTMENTS, INC.

Item                            Information

Name:                           ESL Investments, Inc.

Address:                        1170 Kane Concourse, Suite 200,
                                Bay Harbor Islands, FL 33154

Designated Filer:               Edward S. Lampert

Date of Event Requiring         July 20, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or       Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting       10% Owner
Person(s) to Issuer:

If Amendment, Date Original     Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group       Form filed by More than One Reporting Person
Filing:

Signature:
                                By:    /s/ Edward S. Lampert
                                       -------------------------------------
                                Name:  Edward S. Lampert
                                Title: Chief Executive Officer
                                Date:  July 22, 2016